Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
September 30, 2011

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	7
Major Tenants	8
Lease Expirations as of September 30, 2011	9
Leasing Activity	10

Financial Data:

Consolidated Balance Sheets	11
Consolidated Statements of Operations	12
FFO and FAD Analysis	14
Unconsolidated Joint Venture Information	15
Debt Outstanding Summary	19
Future Scheduled Principal Payments	20
Senior Unsecured Notes Financial Covenants	20

Investor Information	21

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Geographic Diversification

As of September 30, 2011

State	# of Centers	GLA	% of GLA

South Carolina	5	1,575,930	15%
Pennsylvania	3	874,573	8%
New York	1	729,736	7%
Georgia	2	665,780	6%
Texas	2	619,729	6%
Delaware	1	568,975	5%
Alabama	1	557,228	5%
North Carolina	3	505,242	5%
New Jersey	1	445,022	4%
Michigan	2	437,202	4%
Tennessee	1	419,038	4%
Ohio	1	409,820	4%
Missouri	1	302,922	3%
Utah	1	298,379	3%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Maryland	1	200,383	2%
Florida	1	198,950	2%
California	1	171,300	2%
Maine	2	82,286	1%
Total (1)	36	10,679,528	100%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Property Summary - Occupancy at End of Each Period Shown
Consolidated properties

Location	Total GLA 9/30/11	% Occupied 9/30/11	% Occupied 6/30/11	% Occupied 3/31/11	% Occupied 12/31/10	% Occupied 9/30/10
Riverhead, NY	729,736	99%	100%	98%	100%	100%
Rehoboth Beach, DE	568,975	99%	98%	99%	99%	99%
Foley, AL	557,228	96%	98%	98%	99%	97%
Atlantic City, NJ (2)	445,022	99%	N/A	N/A	N/A	N/A
San Marcos, TX	441,929	100%	97%	95%	100%	100%
Myrtle Beach Hwy 501, SC	424,247	98%	99%	92%	94%	93%
Sevierville, TN	419,038	100%	100%	100%	100%	99%
Jeffersonville, OH (3)	409,820	99%	99%	N/A	N/A	N/A
Myrtle Beach Hwy 17, SC	402,791	99%	97%	96%	100%	99%
Washington, PA	372,972	99%	99%	99%	99%	99%
Commerce II, GA	370,512	100%	99%	99%	100%	100%
Charleston, SC	365,107	99%	93%	92%	100%	99%
Howell, MI	324,632	98%	98%	99%	98%	99%
Mebane, NC	318,910	99%	100%	99%	100%	N/A
Branson, MO	302,922	100%	98%	98%	100%	100%
Park City, UT	298,379	100%	100%	100%	100%	98%
Locust Grove, GA	295,268	100%	99%	99%	99%	100%
Westbrook, CT	291,051	98%	98%	92%	99%	99%
Gonzales, LA	282,403	99%	99%	95%	100%	100%
Williamsburg, IA	277,230	99%	97%	96%	93%	92%
Lincoln City, OR	270,212	95%	98%	99%	100%	99%
Lancaster, PA	254,002	100%	100%	98%	95%	100%
Tuscola, IL	250,439	90%	87%	86%	85%	85%
Hershey, PA (4)	247,599	100%	N/A	N/A	N/A	N/A
Tilton, NH	245,698	100%	100%	99%	100%	100%
Hilton Head II, SC	206,586	96%	98%	98%	98%	98%
Ocean City, MD (2)	200,383	92%	N/A	N/A	N/A	N/A
Fort Myers, FL	198,950	85%	85%	90%	93%	88%
Terrell, TX	177,800	94%	94%	94%	96%	96%
Hilton Head I, SC (5)	177,199	96%	96%	82%	N/A	N/A
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,570	100%	100%	98%	98%	98%
Blowing Rock, NC	104,154	100%	100%	100%	100%	100%
Nags Head, NC	82,178	100%	100%	95%	97%	100%
Kittery I, ME	57,667	100%	93%	89%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	10,679,528	98% (1)	98% (1)	97% (1)	98%	98%

Unconsolidated joint venture properties
Deer Park, NY (6)	683,033	89%	88%	85%	86%	86%
Wisconsin Dells, WI	265,061	98%	99%	98%	99%	99%

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

(1)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened March 31, 2011 and had not yet stabilized.

(2)	Center acquired in July 2011.

(3)	Center acquired in June 2011.

(4)	Center acquired in September 2011.

(5)	Center opened on March 31, 2011.

(6)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Portfolio Occupancy at the End of Each Period (1)

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

(2)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened during the first quarter of 2011 and has not yet stabilized.

(3)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010 and subsequently sold on July 7, 2010.

(4)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Major Tenants (1)

Ten Largest Tenants As of September 30, 2011
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	79	859,519	8.0%
Phillips-Van Heusen	136	699,007	6.5%
Dress Barn, Inc.	62	379,600	3.6%
Nike	34	364,887	3.4%
Adidas	42	327,661	3.1%
VF Outlet, Inc.	32	323,049	3.0%
Polo Ralph Lauren	29	286,851	2.7%
Ann Taylor	40	283,814	2.7%
Carter's	60	282,641	2.6%
Hanesbrands Direct, LLC	43	243,643	2.3%
Total of All Listed Above	557	4,050,672	37.9%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Lease Expirations as of September 30, 2011

(1)    Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Leasing Activity (1)

	3/31/2011	6/30/2011	9/30/2011	12/31/2011	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	96	36	15		147	120
Gross leasable area	336,269	132,434	52,030		520,733	427,479
New initial base rent per square foot	$25.90	$27.36	$25.23		$26.20	$21.99
Prior expiring base rent per square foot	$19.27	$19.12	$18.78		$19.18	$19.29
Percent increase	34.4%	43.1%	34.4%		36.6%	14.0%

New straight line base rent per square foot	$28.26	$29.52	$27.30		$28.49	$23.49
Prior straight line base rent per square foot	$18.85	$19.00	$18.27		$18.83	$18.80
Percent increase	49.9%	55.4%	49.4%		51.3%	25.0%

Renewed Space:
Number of leases	180	61	31		272	238
Gross leasable area	932,095	259,556	131,880		1,323,531	1,014,241
New initial base rent per square foot	$20.15	$20.51	$20.60		$20.26	$19.50
Prior expiring base rent per square foot	$18.44	$19.32	$20.74		$18.84	$18.36
Percent increase	9.3%	6.2%	(0.7)%		7.5%	6.2%

New straight line base rent per square foot	$20.73	$21.28	$20.67		$20.83	$20.00
Prior straight line base rent per square foot	$17.88	$19.13	$19.79		$18.31	$18.17
Percent increase	16.0%	11.3%	4.4%		13.8%	10.1%

Total Re-tenanted and Renewed Space:
Number of leases	276	97	46		419	358
Gross leasable area	1,268,364	391,990	183,910		1,844,264	1,441,720
New initial base rent per square foot	$21.67	$22.83	$21.91		$21.94	$20.24
Prior expiring base rent per square foot	$18.66	$19.25	$20.19		$18.94	$18.63
Percent increase	16.1%	18.6%	8.5%		15.9%	8.6%

New straight line base rent per square foot	$22.73	$24.06	$22.54		$22.99	$21.04
Prior straight line base rent per square foot	$18.14	$19.08	$19.36		$18.46	$18.35
Percent increase	25.3%	26.1%	16.4%		24.6%	14.6%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 653,780 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Consolidated Balance Sheets (dollars in thousands)

	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
Assets
Rental property
Land	$148,002	$144,329	$141,577	$141,577	$141,576
Buildings	1,747,149	1,560,920	1,441,260	1,411,404	1,353,171
Construction in progress	1,800	3,367	2,590	23,233	58,952
Total rental property	1,896,951	1,708,616	1,585,427	1,576,214	1,553,699
Accumulated depreciation	(494,518)	(477,687)	(462,942)	(453,145)	(438,955)
Total rental property - net	1,402,433	1,230,929	1,122,485	1,123,069	1,114,744
Cash and cash equivalents	3,694	18,438	731	5,758	2,835
Rental property held for sale	—	—	—	723	424
Investments in unconsolidated joint ventures, net	9,447	4,592	5,861	6,386	7,064
Deferred lease costs and other intangibles, net	120,933	56,166	32,704	33,953	34,038
Deferred debt origination costs, net	6,327	6,783	7,165	7,593	3,984
Prepaids and other assets	50,856	50,681	49,298	39,452	34,470
Total assets	$1,593,690	$1,367,589	$1,218,244	$1,216,934	$1,197,559
Liabilities and equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$547,698	$554,644	$554,670	$554,616	$554,515
Senior, unsecured bridge loan	150,000	150,000	—	—	—
Mortgages payable	112,235	—	—	—	—
Unsecured lines of credit	172,300	182,000	166,300	160,000	54,800
Total debt	982,233	886,644	720,970	714,616	609,315
Construction trade payables	19,331	27,333	30,984	31,831	31,051
Accounts payable & accruals	44,127	27,129	33,503	31,594	40,060
Other liabilities	16,249	16,170	16,409	16,998	17,084
Total liabilities	1,061,940	957,276	801,866	795,039	697,510
Commitments and Contingencies
Equity
Tanger Factory Outlet Centers, Inc. equity
Preferred shares	—	—	—	—	75,000
Common shares	867	813	813	810	810
Paid in capital	718,318	607,756	606,121	604,359	600,408
Accumulated distributions in excess of net income	(257,930)	(253,213)	(246,372)	(240,024)	(233,387)
Accumulated other comprehensive income	1,516	1,683	1,754	1,784	1,828
Equity attributable to Tanger Factory Outlet Centers, Inc.	462,771	357,039	362,316	366,929	444,659
Equity attributable to noncontrolling interests:
Noncontrolling interests in Operating Partnership	61,344	53,274	54,062	54,966	55,390
Noncontrolling interest in other consolidated partnerships	7,635	—	—	—	—
Total equity	531,750	410,313	416,378	421,895	500,049
Total liabilities and equity	$1,593,690	$1,367,589	$1,218,244	$1,216,934	$1,197,559

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	9/30/11	9/30/10
Revenues
Base rentals	$55,018	$48,393	$46,219	$46,654	$44,857	$149,630	$132,322
Percentage rentals	2,684	1,137	1,391	3,651	1,910	5,212	4,263
Expense reimbursements	22,973	20,616	21,205	22,540	20,139	64,794	58,087
Other income	2,568	1,955	1,924	2,648	2,567	6,447	6,138
Total revenues	83,243	72,101	70,739	75,493	69,473	226,083	200,810
Expenses
Property operating	25,181	23,765	24,108	26,223	22,567	73,054	66,674
General & administrative	7,943	7,185	6,767	6,721	6,403	21,895	17,832
Acquisition costs	978	974	567	83	—	2,519	—
Abandoned development costs	—	—	158	—	—	158	365
Impairment charge	—	—	—	—	—	—	735
Depreciation and amortization	22,964	17,858	17,965	17,651	16,805	58,787	60,388
Total expenses	57,066	49,782	49,565	50,678	45,775	156,413	145,994
Operating income	26,177	22,319	21,174	24,815	23,698	69,670	54,816
Interest expense	(11,958)	(10,713)	(10,325)	(9,454)	(8,767)	(32,996)	(24,666)
Loss on early extinguishment of debt	—	—	—	—	—	—	(563)
Loss on termination of derivatives	—	—	—	—	—	—	(6,142)
Income before equity in losses of unconsolidated joint ventures	14,219	11,606	10,849	15,361	14,931	36,674	23,445
Equity in losses of unconsolidated joint ventures	(27)	(764)	(32)	(270)	(75)	(823)	(194)
Income from continuing operations	14,192	10,842	10,817	15,091	14,856	35,851	23,251
Discontinued operations	—	—	—	5	(103)	—	(103)
Net income	14,192	10,842	10,817	15,096	14,753	35,851	23,148
Noncontrolling interests in Operating Partnership	(1,730)	(1,420)	(1,419)	(1,507)	(1,754)	(4,569)	(2,488)
Noncontrolling interests in other consolidated partnerships	2	—	—	—	—	2	—
Net income attributable to the Company	12,464	9,422	9,398	13,589	12,999	31,284	20,660
Less applicable preferred share dividends	—	—	—	(1,078)	(1,406)	—	(4,219)
Less original issuance costs related to redeemed preferred shares	—	—	—	(2,539)	—	—	—
Allocation to participating securities	(164)	(165)	(192)	(144)	(142)	(521)	(454)
Net income available to common shareholders	$12,300	$9,257	$9,206	$9,828	$11,451	$30,763	$15,987

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

	Three Months Ended					YTD
	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	9/30/11	9/30/10
Basic earnings per common share:
Income from continuing operations	$0.14	$0.11	$0.11	$0.12	$0.14	$0.38	$0.20
Discontinued operations	—	—	—	—	—	—	—
Net income	$0.14	$0.11	$0.11	$0.12	$0.14	$0.38	$0.20
Diluted earnings per common share:
Income from continuing operations	$0.14	$0.11	$0.11	$0.12	$0.14	$0.37	$0.20
Discontinued operations	—	—	—	—	—	—	—
Net income	$0.14	$0.11	$0.11	$0.12	$0.14	$0.37	$0.20
Weighted average common shares:
Basic	85,171	80,483	80,353	80,256	80,225	82,020	80,164
Diluted	85,992	81,104	80,552	80,445	80,402	82,842	80,351

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

FFO and FAD Analysis (dollars and shares in thousands)

	Three Months Ended					YTD
	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	9/30/11	9/30/10
Funds from operations:
Net income	$14,192	$10,842	$10,817	$15,096	$14,753	$35,851	$23,148
Adjusted for -
Depreciation and amortization uniquely significant to real estate - wholly-owned discontinued operations	—	—	—	—	—	—	87
Depreciation and amortization uniquely significant to real estate - wholly-owned	22,763	17,686	17,807	17,508	16,675	58,256	60,018
Depreciation and amortization uniquely significant to real estate - joint ventures	1,280	1,336	1,306	1,312	1,289	3,922	3,834
Funds from operations	38,235	29,864	29,930	33,916	32,717	98,029	87,087
Preferred share dividends	—	—	—	(1,078)	(1,406)	—	(4,219)
Original issuance costs related to redeemed preferred shares	—	—	—	(2,539)	—	—	—
FFO attributable to noncontrolling interests in other consolidated partnerships	(19)	—	—	—	—	(19)	—
Allocation to participating securities	(320)	(264)	(310)	(242)	(247)	(895)	(690)
Funds from operations available to common shareholders	$37,896	$29,600	$29,620	$30,057	$31,064	$97,115	$82,178
Funds from operations per share	$0.39	$0.32	$0.32	$0.32	$0.34	$1.02	$0.89
Funds available for distribution to common shareholders:
Funds from operations	$37,896	$29,600	$29,620	$30,057	$31,064	$97,115	$82,178
Adjusted for -
Original issuance costs related to redeemed preferred shares	—	—	—	2,539	—	—	—
Corporate depreciation excluded above	201	172	158	143	130	531	370
Amortization of finance costs	592	482	466	370	259	1,540	916
Amortization of net debt discount (premium)	(97)	22	23	(372)	(21)	(52)	197
Loss on early extinguishment of debt	—	—	—	—	—	—	563
Loss on termination of derivatives	—	—	—	—	—	—	6,142
Impairment charge	—	—	—	—	—	—	846
Amortization of share-based compensation	1,887	1,615	1,798	1,515	1,437	5,300	3,940
Straight line rent adjustment	(1,009)	(1,240)	(793)	(506)	(767)	(3,042)	(2,170)
Market rent adjustment	79	(202)	(155)	(374)	(195)	(278)	(576)
2nd generation tenant allowances	(5,766)	(2,979)	(2,443)	(5,145)	(4,797)	(11,188)	(7,846)
Capital improvements	(3,419)	(4,334)	(1,598)	(2,480)	(2,531)	(9,351)	(5,440)
Funds available for distribution	$30,364	$23,136	$27,076	$25,747	$24,579	$80,575	$79,120
Funds available for distribution per share	$0.31	$0.25	$0.29	$0.28	$0.27	$0.85	$0.86
Dividends paid per share	$0.2000	$0.2000	$0.1938	$0.1938	$0.1938	$0.5938	$0.5788
FFO payout ratio	51%	63%	61%	61%	58%	58%	65%
FAD payout ratio	65%	80%	67%	69%	72%	70%	68%
Diluted weighted average common shs.	97,811	93,237	92,685	92,578	92,535	94,869	92,484

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Unconsolidated Joint Venture Information - All
Summary Balance Sheets (dollars in thousands)

	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	Tanger's Share as of 9/30/11
Assets
Investment properties at cost - net (1)	$289,318	$284,076	$285,332	$283,902	$287,365	$102,580
Cash and cash equivalents	16,141	15,682	14,697	13,838	10,966	6,063
Deferred lease costs, net	2,840	2,877	3,011	2,563	2,707	989
Deferred debt origination costs, net	724	970	1,172	1,427	1,681	257
Prepaids and other assets (2)	9,969	8,555	7,349	6,291	6,511	3,896
Total assets	$318,992	$312,160	$311,561	$308,021	$309,230	$113,785

Liabilities & Owners' Equity
Mortgages payable	$293,534	$293,534	$294,034	$294,034	$294,034	$101,886
Construction trade payables	4,958	6,034	4,710	341	1,213	1,687
Accounts payable & other liabilities	5,378	6,937	4,281	4,810	3,729	2,023
Total liabilities	303,870	306,505	303,025	299,185	298,976	105,596
Owners' equity	15,122	5,655	8,536	8,836	10,254	8,189
Total liabilities & owners' equity	$318,992	$312,160	$311,561	$308,021	$309,230	$113,785
(1) As of September 30, 2011, includes $8.1 million in costs related to the Galveston/Houston site currently under development in a 50/50 joint venture with the Simon Property Group, Inc.
(2) Includes $2.7 million of land development and potential acquisition deposits within the RioCan joint venture as of September 30, 2011.
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	9/30/11	9/30/10
Revenues	$9,488	$9,752	$9,562	$9,691	$9,632	$28,802	$28,167
Expenses
Property operating	4,718	4,473	4,101	5,187	4,575	13,292	12,985
General & administrative	58	(131)	187	(11)	107	114	466
Depreciation & amortization	3,534	3,627	3,611	3,635	3,567	10,772	10,610
Total expenses	8,310	7,969	7,899	8,811	8,249	24,178	24,061
Operating income	1,178	1,783	1,663	880	1,383	4,624	4,106
Interest expense	1,381	4,126	1,803	1,785	1,771	7,310	5,162
Net loss	$(203)	$(2,343)	$(140)	$(905)	$(388)	$(2,686)	$(1,056)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,751	$1,984	$1,912	$1,676	$1,842	$5,647	$5,475
Net loss	$(27)	$(764)	$(32)	$(270)	$(75)	$(823)	$(194)
Depreciation (real estate related)	$1,280	$1,336	$1,306	$1,312	$1,289	$3,922	$3,834

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Unconsolidated Joint Venture Information - Wisconsin Dells
Summary Balance Sheets (dollars in thousands)

	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	Tanger's Share as of 9/30/11
Assets
Investment properties at cost - net	$28,775	$29,217	$29,528	$29,968	$30,430	$14,388
Cash and cash equivalents	3,777	3,918	4,095	4,253	3,901	1,889
Deferred lease costs, net	252	288	269	210	239	126
Deferred debt origination costs, net	96	115	134	153	172	48
Prepaids and other assets	677	714	781	723	594	339
Total assets	$33,577	$34,252	$34,807	$35,307	$35,336	$16,790

Liabilities & Owners' Equity
Mortgage payable	$24,250	$24,250	$24,750	$24,750	$24,750	$12,125
Construction trade payables	208	358	158	106	—	104
Accounts payable & other liabilities	867	1,110	954	1,030	734	435
Total liabilities	25,325	25,718	25,862	25,886	25,484	12,664
Owners' equity	8,252	8,534	8,945	9,421	9,852	4,126
Total liabilities & owners' equity	$33,577	$34,252	$34,807	$35,307	$35,336	$16,790
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	9/30/11	9/30/10
Revenues	$1,724	$1,798	$1,801	$1,793	$1,822	$5,323	$5,460
Expenses
Property operating	649	758	805	770	665	2,212	2,024
General & administrative	1	1	22	5	2	24	14
Depreciation & amortization	536	631	626	619	618	1,793	1,846
Total expenses	1,186	1,390	1,453	1,394	1,285	4,029	3,884
Operating income	538	408	348	399	537	1,294	1,576
Interest expense	220	218	225	229	230	663	682
Net income	$318	$190	$123	$170	$307	$631	$894
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$538	$519	$487	$509	$578	$1,544	$1,711
Net income	$166	$103	$70	$92	$163	$339	$475
Depreciation (real estate related)	$262	$307	$304	$302	$300	$873	$895

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Unconsolidated Joint Venture Information - Deer Park
Summary Balance Sheets (dollars in thousands)

	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	Tanger's Share as of 9/30/11
Assets
Investment properties at cost - net	$252,478	$254,859	$255,804	$253,934	$256,935	$84,159
Cash and cash equivalents	12,048	11,764	10,552	9,585	7,065	4,016
Deferred lease costs, net	2,588	2,589	2,742	2,352	2,468	863
Deferred debt origination costs, net	628	855	1,038	1,275	1,509	209
Prepaids and other assets	6,535	7,477	6,318	5,568	5,917	2,178
Total assets	$274,277	$277,544	$276,454	$272,714	$273,894	$91,425

Liabilities & Owners' Equity
Mortgages payable	$269,284	$269,284	$269,284	$269,284	$269,284	$89,761
Construction trade payables	4,750	5,676	4,552	235	1,213	1,583
Accounts payable & other liabilities	4,007	5,827	3,277	3,780	2,995	1,336
Total liabilities	278,041	280,787	277,113	273,299	273,492	92,680
Owners' equity	(3,764)	(3,243)	(659)	(585)	402	(1,255)
Total liabilities & owners' equity	$274,277	$277,544	$276,454	$272,714	$273,894	$91,425
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	9/30/11	9/30/10
Revenues	$7,764	$7,954	$7,761	$7,898	$7,810	$23,479	$22,707
Expenses
Property operating	4,069	3,715	3,296	4,417	3,910	11,080	10,961
General & administrative	57	(82)	115	(16)	105	90	452
Depreciation & amortization	2,998	2,996	2,985	3,016	2,949	8,979	8,764
Total expenses	7,124	6,629	6,396	7,417	6,964	20,149	20,177
Operating income	640	1,325	1,365	481	846	3,330	2,530
Interest expense	1,161	3,908	1,578	1,556	1,541	6,647	4,480
Net loss	$(521)	$(2,583)	$(213)	$(1,075)	$(695)	$(3,317)	$(1,950)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$1,213	$1,440	$1,450	$1,167	$1,264	$4,103	$3,764
Net loss	$(192)	$(894)	$(77)	$(364)	$(238)	$(1,163)	$(668)
Depreciation (real estate related)	$1,018	$1,031	$1,001	$1,012	$989	$3,050	$2,939

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Debt Outstanding Summary (dollars in thousands)

As of September 30, 2011
	Principal Balance	Stated Interest Rate	Market Interest Rate	Maturity Date
Unsecured debt:
Unsecured bridge loan (1)	$150,000	Libor + 1.60%		12/26/2011
Unsecured lines of credit (2)	172,300	Libor + 1.90%		11/29/2013
2015 Senior unsecured notes	250,000	6.15%		11/15/2015
2020 Senior unsecured notes	300,000	6.125%		6/1/2020
Net debt discounts	(2,302)
Total unsecured debt	869,998
Secured mortgage debt: (3)
Atlantic City, NJ (including premium of $4,991)	59,209	5.14% - 7.65%	5.05%	11/15/2021 - 12/8/2026
Ocean City, MD (including premium of $393)	19,340	5.24%	4.68%	1/6/2016
Hershey, PA (including premium of $2,282)	33,686	5.17% - 8.00%	3.40%	8/1/2015
Total secured mortgage debt	112,235
Tanger's share of unconsolidated JV debt:
Wisconsin Dells	12,125	Libor + 3.00%		12/18/2012
Deer Park (4)	89,761	Libor + 1.375 - 3.50%		5/17/2011
Total Tanger's share of unconsolidated JV debt	$101,886

(1)
The Company has entered into a senior unsecured bridge loan with Wells Fargo Bank, N.A. Maturity of the interim loan occurs on December 26, 2011. However, at its discretion, the Company may extend the maturity to June 22, 2012 by exercising each of its two remaining ninety day extension options. There is a fee of $75,000 associated with the exercise of each extension option.

(2)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $385.0 million and a separate cash management line of credit with a borrowing capacity of $15.0 million with one of the participants in the syndication. Both lines expire on November 29, 2013. Facility fees of 40 basis points annually are charged in arrears based on the amount of the commitment.

(3)	Represents mortgages assumed in the acquisitions of various properties that are owned by joint ventures which are consolidated for financial reporting purposes.

(4)
In May 2007, the joint venture entered into a four-year, interest-only construction loan facility with a one-year maturity extension option. On the initial maturity date of May 17, 2011, the joint venture did not qualify for the one-year extension option under the loan. Subsequently, the joint venture had been accruing interest expense at the default rate of approximately 9.2%, compared to the stated rate of approximately 1.7% based on current LIBOR and prime rates. In September 2011, the joint venture partners signed a non-binding term sheet with the administrative agent bank of the lender group agreeing to a three year extension on the senior loan from the original maturity date. Upon the signing of the term sheet, the default rate interest was waived and interest at the new stated rate of LIBOR plus 3.50% was paid from the original maturity date. The joint venture expects to close on the renewal loan during the fourth quarter of 2011. Upon closing on the senior loan, the joint venture will be required to make a $20.0 million paydown on the senior loan, of which 1/3 or approximately $6.67 million will be funded by Tanger. As of September 30, 2011, the outstanding principal balances of the senior and mezzanine loans were $252.0 million and $15.0 million, respectively. In June 2008, the joint venture entered into an interest-only mortgage loan agreement for a warehouse adjacent to the property with an interest rate of LIBOR plus 185 basis points and a initial maturity of May 17, 2011. The joint venture did not qualify for the one year extension option under this loan. As of September 30, 2011, the outstanding principal balance under the warehouse mortgage was $2.3 million.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Future Scheduled Principal Payments (dollars in thousands)

As of September 30, 2011
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2011	$150,623	$89,761	$240,384
2012	2,563	12,125	14,688
2013	176,933	—	176,933
2014	3,599	—	3,599
2015	282,339	—	282,339
2016	20,279	—	20,279
2017	3,004	—	3,004
2018	3,179	—	3,179
2019	3,365	—	3,365
2020	303,561	—	303,561
2021 & thereafter	27,424	—	27,424
	$976,869	$101,886	$1,078,755
Net Premiums on Debt	5,364	—	5,364
	$982,233	$101,886	$1,084,119
Senior Unsecured Notes Financial Covenants (1)

As of September 30, 2011
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	46%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	5%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	216%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.4	Yes

(1)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/11